Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-63816, 33-79360, 333-4634, 333-84471, 333-103847 and 333-122181.


                                        /s/ Rotenberg and Co., LLP
                                        ----------------------------------------
                                            Rotenberg and Co., LLP

Rochester, New York

November 16, 2006